SUPPLEMENT TO

CALVERT MID CAP VALUE FUND

Summary Prospectus for Calvert Mid Cap Value (Class A and C)

dated January 31, 2010

Summary Prospectus for Calvert Mid Cap Value (Class I)

dated January 31, 2010

Calvert Sustainable and Responsible Equity Funds Prospectus Class A, B, C and Y

dated January 31, 2010, as revised March 10, 2010

Calvert Sustainable and Responsible Equity Funds Prospectus Class I

dated January 31, 2010

Date of Supplement: August 2, 2010

The following is added to the cover page of the Summary Prospectuses and Prospectuses:

The Board of Directors has approved a resolution to "merge" the Calvert Mid Cap Value Fund, a series of Calvert Impact Fund, Inc., into the Calvert Capital Accumulation Fund, a series of Calvert World Values Fund, Inc.

Calvert Mid Cap Value Fund shareholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If shareholders approve the transaction, your shares of the Calvert Mid Cap Value Fund will be exchanged for shares of the Calvert Capital Accumulation Fund. The number of Calvert Capital Accumulation Fund shares you receive will depend on the value of your Calvert Mid Cap Value Fund shares at the time the merger takes place.

A filing is being made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to shareholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before shareholder approval.

In the meantime, a change to the investment subadvisor of the Fund has been made, effective as of the close of business on July 30, 2010, as disclosed below:

Under "Portfolio Management" on page 3 of the Summary Prospectus, on page 37 of the Prospectus (Class A, B, C and Y) and on page 35 of the Prospectus (Class I), replace the disclosure with the following:

Investment Advisor. Calvert Asset Management Company, Inc.

Investment Subadvisor. New Amsterdam Partners LLC ("New Amsterdam")

Portfolio Manager Name	Title	Length of Time Managing Fund
Michelle Clayman, CFA	Managing Partner, Chief Investment Officer, New Amsterdam	Since July 2010
Nathaniel Paull, CFA	Partner, Senior Portfolio Manager, New Amsterdam	Since July 2010

Under "Management of Fund Investments: More Information About the Advisor, Subadvisors and Portfolio Managers" on page 84 of the Prospectus (Class A, B, C and Y) and on page 65 of the Prospectus (Class I), replace the disclosure with the following:

Calvert Mid Cap Value Fund

New Amsterdam Partners LLC (New Amsterdam), 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed the assets of the Fund since July 30, 2010.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Michelle Clayman, CFA	New Amsterdam -- Ms. Clayman founded the firm in 1986.	Portfolio Manager
Nathaniel Paull, CFA	New Amsterdam -- Senior Portfolio Manager	Portfolio Manager